STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Revenues
Revenues	$ 2,848	$ 3,793
Revenues - Related Party	5,100	50,000
Total Revenues	7,948	53,793
Operating expenses
General and administrative expense	614,489	115,695
Depreciation	25,331	31,668
Total Operating Expenses	639,820	147,363
(Loss) from operations	(631,872)	(93,570)
Other income (expense)
Interest expense	(7,461)	(21,885)
Gain on extinguishment of debt	0	1,349
Gain on stock held	34,022	0
Loss on AP Settlement/Shares for services	(543,987)	0
Investment expense	(17,000)	0
Debt discount amortization	(8,370)	(38,920)
Total Other Expense	(542,796)	(59,456)
Net (loss)	$ (1,174,015)	$ (153,026)
Basic and Diluted income (loss) per share	$ (0.09)	$ (0.01)
Basic and diluted income per share	12,428,674	11,936,422